                                     PART B

                              AMENDED AND RESTATED
                       STATEMENT OF ADDITIONAL INFORMATION

                          EMERGING MARKETS EQUITY FUND

                                 NORTHERN FUNDS
                                  (THE "TRUST")

     This Amended and Restated Statement of Additional Information originally dated March 1, 2006 and amended as of April 19, 2006 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated March 1, 2006, as amended or supplemented from time to time, for the Emerging Markets Equity Fund of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in the Fund involves investment risks, including possible loss of principal.

                                      INDEX

                                                                            Page
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION........................................      3
   Classification and History............................................      3
   Investment Objective and Policies.....................................      3
   Investment Restrictions...............................................     22
   Disclosure of Portfolio Holdings......................................     23
ADDITIONAL TRUST INFORMATION.............................................     24
   Trustees and Officers.................................................     24
   Standing Board Committees.............................................     31
   Trustee Ownership of Fund Shares......................................     32
   Trustee and Officer Compensation......................................     32
   Code of Ethics........................................................     33
   Investment Adviser, Transfer Agent and Custodian......................     34
   Portfolio Manager.....................................................     38
   Proxy Voting..........................................................     39
   Co-Administrators and Distributor.....................................     40
   Service Organizations.................................................     41
   Counsel and Independent Registered Public Accounting Firm.............     42
   In-Kind Purchases and Redemptions.....................................     42
   Automatic Investing Plan..............................................     42
   Directed Reinvestments................................................     43
   Redemptions and Exchanges.............................................     43
   Retirement Plans......................................................     43
   Expenses..............................................................     43
PERFORMANCE INFORMATION..................................................     44
   General Information...................................................     46
NET ASSET VALUE..........................................................     47
TAXES....................................................................     48
   Federal - General Information.........................................     49
   State and Local Taxes.................................................     49
   Taxation of Certain Financial Instruments.............................     50
DESCRIPTION OF SHARES....................................................     50
OTHER INFORMATION........................................................     52
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

     Northern Funds (the "Trust") is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust also offers other equity, fixed income and money market funds, which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, the Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") to be substantially similar to those of any other investment otherwise permitted by the Fund's investment policies.

     To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders of the Fund will be provided with sixty days' notice in the manner prescribed by the SEC before any change in the Fund's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

     The Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets Index(SM).

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"). The Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United

States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund's liquidity and value.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

     The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

     COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

     The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund, if investing in convertible securities, generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

     EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

     The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Rating Service

("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). The Fund may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, to the extent consistent with its investment objectives, the Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

     FOREIGN INVESTMENTS - GENERAL. The Fund invests in foreign securities, including, to the extent consistent with its investment policies, bonds and other fixed income securities of foreign issuers. Foreign fixed income securities may include eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

     Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign stocks. The holdings of the Fund, to the extent that it invests in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

     To the extent consistent with its investment objective and policies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the net currency position of Fund may expose it to risk independent of its securities position. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

     Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes" on page 48.

     FOREIGN INVESTMENTS - EMERGING MARKETS. As noted in the Prospectus, the Fund invests its assets primarily in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa.

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following:
(i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund's assets. The Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     The Fund may invest in former "east bloc" countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     The Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investors should understand that the expense ratios of the Emerging Markets Equity Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     As noted in the Prospectus, the Emerging Markets Equity Fund invests primarily in the equity securities included in the MSCI Emerging Markets Index. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the

Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and
Venezuela.

     Countries in which the Fund may invest (to the extent permitted by its investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Luxembourg, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

     The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

     When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

     The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualifications as regulated investment companies for federal income tax purposes.

     When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's (the "CFTC") regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     In connection with the Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

     ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

     INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

     The Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940
Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Fund in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Fund may invest its uninvested cash balances in shares of affiliated money market portfolios to the extent that the Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Fund in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund's investments in ETFs. These policies and procedures require, among other things, that (i) the investment adviser conduct the Fund's investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the investment adviser certify to the Board quarterly that it has not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the investment adviser.

     Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     To the extent consistent with its investment objective and policies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

     As noted in the Prospectus, the Fund may invest in iShares(SM), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital Emerging Markets Index ("MSCI") indices for various countries and regions. iShares are listed on an exchange, and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the exchange on which they are listed. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund's shares also could be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of the Fund Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

     MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

     MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

     Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage the Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     OPTIONS. To the extent consistent with its investment objective, the Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

     All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     The Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

     REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

     REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     SECURITIES LENDING. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

     STOCK INDICES. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices:
Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

     The Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Emerging Markets Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Emerging Markets Equity Fund or the issuer or shareholders of the Emerging Markets

Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Emerging Markets Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Emerging Markets Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Emerging Markets Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Emerging Markets Equity Fund or any other person or entity in connection with the administration, marketing or offering of the Emerging Markets Equity Fund.

     Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Emerging Markets Fund, owners of the Emerging Markets Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

     STRIPPED SECURITIES. To the extent consistent with its investment policies, the Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     SUPRANATIONAL BANK OBLIGATIONS. The Fund, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     TRACKING VARIANCE. As discussed in the Prospectus, the Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. In addition, tracking risks tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the Fund's assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. For these reasons, the tracking variance of the Fund is expected to be greater than other types of funds that seek to track an index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

     With respect to the variable and floating rate instruments that may be acquired by the Fund, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

     Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

     WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

     ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with its investment objective, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

     The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

(9) Notwithstanding any of the Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

     For the purposes of Investment Restrictions Nos. 1 and 7 above, the Fund expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Fund had not filed such an exemptive application.

     In applying Restriction No. 8 above, a security is considered to be issued by the entity or entities whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund does not exceed 10% of the value of the Fund's total assets.

     For purposes of Investment Restriction No. 6, in determining industry classification, the Fund will use the Morgan Stanley Capital International industry classification titles. For the purpose of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of the underlying assets.

     Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund's shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof ("Fund Representative") will disclose the Fund's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means the Fund's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Web site. Information posted on the Fund's Web site may be separately provided to any person commencing the day after it is first published on the Fund's Web site.

     Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Fund's independent registered public accounting firm, the Fund's custodian, the Fund's legal counsel, the Fund's financial printer - Bowne & Co., Inc., and the Fund's proxy voting service - Institutional Shareholder Service Inc., and certain rating and ranking organizations - S&P and Moody's and the following vendors that provide portfolio analytical tools: Vestek (aka Thomson Financial), Citigroup, Lehman Brothers and Factset. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

     The Fund intends to publish on its Web site, northernfunds.com, complete portfolio holdings for the Fund as of the end of each calendar quarter end, subject to at least ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on its Web site month end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

     Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

     The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 54 portfolios in the Northern Funds Complex - Northern Funds offers 32 portfolios and Northern Institutional Funds offers 22 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE,
  POSITIONS HELD WITH
  TRUST AND LENGTH OF
       SERVICE AS                                                                                     OTHER DIRECTORSHIPS
      TRUSTEE (2)                       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                  HELD BY TRUSTEE (3)
-----------------------                 --------------------------------------------                  -------------------
William L. Bax (4)        - Managing Partner of PricewaterhouseCoopers (an accounting firm) from    - Sears Holding Corp.
Age: 62                     1999 to 2003;                                                             (a retail company).
Trustee since 2005        - Director of Big Shoulders Fund since 1997;
                          - Director of Children's Memorial Hospital since 1997;
                          - Trustee of DePaul University since 1998.

Richard G. Cline          - Chairman and President of Hawthorne Investors, Inc. (a management       - PepsiAmericas (a
Age: 70                     advisory services and private investment company) since 1996;             soft drink bottling
Trustee since 2000        - Managing Partner of Hawthorne Investments, LLC (a management advisory     company);
                            services and private investment company) since 2001;                    - Ryerson Tull, Inc. (a
                          - Managing Member of Hawthorne Investments II, LLC (a private               metals distribution
                            investments company) since 2004;                                          company).
                          - Chairman and Director of Hussmann International, Inc. (a
                            refrigeration company) from 1998 to 2000.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)  Mr. Bax was appointed as a Trustee as of January 1, 2005.

NAME, ADDRESS (1), AGE,
  POSITIONS HELD WITH
  TRUST AND LENGTH OF
       SERVICE AS                                                                                     OTHER DIRECTORSHIPS
      TRUSTEE (2)                       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                  HELD BY TRUSTEE (3)
-----------------------                 --------------------------------------------                  -------------------
Edward J. Condon, Jr.     - Chairman and CEO of The Paradigm Group, Ltd. (a financial               - None
Age: 65                     adviser) since 1993;
Trustee since 2000        - Principal and Co-Founder of Paradigm Capital since 1996;
                          - Senior Partner of NewEllis Ventures since 2001;
                          - Member of the Board of Managers of The Liberty
                            Hampshire Company, LLC (a receivable securitization company) from
                            1996 to 2001;
                          - Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
                          - Member and Director of the Illinois Venture Capital Association
                            since 2001;
                          - Trustee at Dominican University;
                          - Member of the Board of Directors of the Children's Museum;
                          - Member of the Board of Governors, the Metropolitan Club.

William J. Dolan, Jr.     - Financial Consultant, Ernst & Young LLP (an accounting                  - None
Age: 73                     firm) from 1992 to 1993 and 1997.
Trustee since 1994

Sharon Gist Gilliam       - Executive Vice President of Unison-Maximus, Inc. (an aviation           - None
Age: 62                     and governmental consulting company).
Trustee since 2001

Sandra Polk Guthman       - CEO of Polk Bros. Foundation (an Illinois not-for-profit                - None
Age: 61                     corporation) since 1993;
Trustee since 2000        - Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994;
                          - Director of STS Consultants, Ltd. (an employee owned
                            engineering consulting firm).

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS (1), AGE,
  POSITIONS HELD WITH
  TRUST AND LENGTH OF
       SERVICE AS                                                                              OTHER DIRECTORSHIPS
      TRUSTEE (2)                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                HELD BY TRUSTEE(3)
-----------------------             --------------------------------------------               -------------------
Michael E. Murphy (4)     - President of Sara Lee Foundation (philanthropic organization)      - Coach, Inc.;
Age: 69                     from 1997 to 2001.                                                 - Payless Shoe Source,
Trustee since 1998                                                                               Inc. (a retail shoe
                                                                                                 store business);
                                                                                               - GATX Corporation
                                                                                                 (a railroad holding
                                                                                                 company).

Richard P. Strubel        - Vice Chairman, President and Chief Operating Officer of UNext      - Gildan Activewear, Inc.
Age: 66                     Inc. (a provider of educational services via the Internet) since     (an athletic clothing
Trustee since 2000          2003 and 1999, respectively;                                         marketing and manu-
                          - Director of Cantilever Technologies (a private software company)     facturing company);
                            since 1999.                                                        - Goldman Sachs Mutual
                                                                                                 Fund Complex (63 port-
                                                                                                 folios);
                                                                                               - Goldman Sachs
                                                                                                 Closed-End Fund.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE,
  POSITIONS HELD WITH
  TRUST AND LENGTH OF
       SERVICE AS                                                                    OTHER DIRECTORSHIPS
      TRUSTEE (2)               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS         HELD BY TRUSTEE (3)
-----------------------         --------------------------------------------         -------------------
Mary Jacobs Skinner,      - Partner in the law firm of Sidley Austin Brown & Wood.   - None
Esq.(4)
Age: 48
Trustee since 1998

Terence J. Toth(4)        - President, Northern Trust Global Investments from 2004
Age: 46                     to present;                                              - None
Trustee since 2006
                          - Executive Vice President - Head of Quantitative
                            Management and Securities Lending from 2000 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

     OFFICERS OF THE TRUST

      NAME, ADDRESS, AGE,
      POSITIONS HELD WITH
      TRUST AND LENGTH OF
          SERVICE (1)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
      -------------------          --------------------------------------------
Lloyd A. Wennlund                Executive Vice President since 2003 and
Age: 48                          Director since 2001 of Northern Trust
50 South LaSalle Street          Investments, N.A.; Executive Vice President and
Chicago, IL 60675                other positions at The Northern Trust Company,
President since 2000             President of Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual Funds for
                                 Northern Trust Global Investments since 1989.

Eric K. Schweitzer               Senior Vice President at Northern Trust
Age: 44                          Investments, N.A. since 2001 and Senior Vice
50 South LaSalle Street          President at The Northern Trust Company and the
Chicago, IL 60675                Director of Distribution, Product Management
Vice President since 2000        and Client Services in the Mutual Fund Group of
                                 Northern Trust Global Investments since 2000;
                                 Managing Director of Mutual Funds for US
                                 Bancorp from 1997 to 2000.

Stuart Schuldt                   Senior Vice President and Division Manager of
Age: 43                          Fund Administration and Fund Accounting, The
50 South LaSalle Street          Northern Trust Company since 1998; Assistant
Chicago, IL  60675 Treasurer     Treasurer of the Trust from 2002 to 2005.
since 2005

Susan J. Hill                    Senior Vice President of Compliance of Northern
Age: 49                          Trust Global Investments Administration since
50 South LaSalle Street          2004; Vice President of Compliance of Northern
Chicago, IL 60675                Trust Global Investments Administration from
Chief Compliance Officer         2000 to 2004; Vice President at Van Kampen
since 2004                       Investments from 1992 to 2000.

Wes L. Ringo                     Senior Vice President of Northern Trust
Age: 54                          Investments, N.A. and Compliance Director of
50 South LaSalle Street          Northern Trust Securities, Inc. since 2001;
Chicago, IL 60675                Managing Director, Assistant General Counsel
Anti-Money Laundering            and Director of Regulatory Affairs of U.S.
Compliance Officer since 2002    Bancorp Piper Jaffrey from 1996 to 2001.

Brian Ovaert                     Senior Vice President and Department Head at
Age: 44                          The Northern Trust Company overseeing Fund
50 Bank Street                   Accounting, Transfer Agent and Fund
Canary Wharf                     Administration functions since 1998; Treasurer
London, E145NT                   of the Trust from 2002 to 2005.
Assistant Treasurer since 2005

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

      NAME, ADDRESS, AGE,
      POSITIONS HELD WITH
      TRUST AND LENGTH OF
          SERVICE (1)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
      -------------------          --------------------------------------------
Jeffrey A. Dalke, Esq.           Partner in the law firm of Drinker Biddle &
Age: 55                          Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.             Senior Counsel and Senior Vice President at
Age: 58                          PFPC Inc. since 1998.
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.      Counsel and Vice President at PFPC Inc. since
Age: 34                          2005; Associate Counsel and Director at PFPC
99 High Street, 27th Floor       Inc. from 2002 to 2005; Associate Counsel at
Boston, MA 02110                 Investors Bank & Trust Company, a financial
Assistant Secretary since 2003   service provider from 2001 to 2002; Manager in
                                 the Regulatory Administration Department of
                                 PFPC Inc. prior thereto.

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

     STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Fund: Audit, Governance and Valuation.

     The Audit Committee consists of five members: Messrs. Condon (Chairman), Bax, Dolan and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee Chairman or the independent registered public accounting firm. During the fiscal year ended March 31, 2005, the Audit Committee convened five times.

     The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Dolan and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended March 31, 2005, the Governance Committee convened four times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund's Prospectus and should be directed to the attention of Northern Funds Governance Committee.

     The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Fund in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2005, the Valuation Committee convened four times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Trustee in the Fund and other portfolios of the Northern Funds and Northern Institutional Funds.

                       INFORMATION AS OF DECEMBER 31, 2005

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND*          OF INVESTMENT COMPANIES **
---------------          ----------------------------------------------   ---------------------------------------
William L. Bax***                             None                                          None
Richard G. Cline                              None                                     Over $100,000
Edward J. Condon, Jr.                         None                                     Over $100,000
William J. Dolan, Jr.                         None                                    $50,001-$100,000
Sharon Gist Gilliam                           None                                          None
Sandra Polk Guthman                           None                                     Over $100,000
Michael E. Murphy                             None                                     Over $100,000
Mary Jacobs Skinner                           None                                     Over $100,000
Richard P. Strubel                            None                                     Over $100,000
Stephen B. Timbers****                        None                                     Over $100,000
Terence J. Toth*****                          None                                     Over $100,000

*    The Fund was not offered as of December 31, 2005.

** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2004, Northern Funds offered 29 portfolios and Northern Institutional Funds offered 23 portfolios.

***  Mr. Bax was appointed as a Trustee as of January 1, 2005.

**** Mr. Timbers resigned as a Trustee on February 17, 2006.

***** Mr. Toth was elected as a Trustee as of February 17, 2006.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2005.

                         Total Compensation
                        from Fund Complex (2)
                        ---------------------
William L. Bax(1)            $ 26,250
Richard G. Cline             $155,000
Edward J. Condon, Jr.        $130,000
William J. Dolan, Jr.        $127,500 (3)
Sharon Gist Gilliam          $112,500
Sandra Polk Guthman          $125,000
Michael E. Murphy            $125,000
Richard P. Strubel           $127,500
Mary Jacobs Skinner          $110,000 (4)
Stephen Timbers              $116,387
Terence J. Toth              $      0

(1)  Mr. Bax was appointed as a Trustee as of January 1, 2005.

(2) As of December 31, 2005, the Northern Mutual Fund Complex offered Northern Funds (32 portfolios) and Northern Institutional Funds (22 portfolios).

(3) As of March 31, 2005, Mr. Dolan has accumulated deferred compensation of $71,550, of which Mr. Dolan has earned $1,484.56 in accrued interest.

(4) As of March 31, 2005, Ms. Skinner has accumulated deferred compensation of $109,625, of which Ms. Skinner has earned $1,555.32 in accrued interest.

     The Trust does not provide pension or retirement benefits to its Trustees.

     Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Asset Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Ms. Hill and Messrs. Dalke, Ovaert, Ringo, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Corporation and/or its affiliates, of which Ms. Hill and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

     Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as investment adviser for the Fund. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

     TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Adviser Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

     Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of September 30, 2005, Northern Trust had assets under custody of $2.8 trillion, and assets under investment management of $607 billion.

     Under the Investment Advisory Agreement with the Trust (the "Advisory Agreement"), the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for the Fund and also provide certain ancillary services. The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Fund, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund's accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

     The Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

     Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

     Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The amount of brokerage commissions paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

     Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, normally are traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund's interests.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts, the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

     The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

     From time to time, the Investment Adviser may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Fund.

     As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets.

     Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net asset value of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

     Under its Foreign Custody Agreement with the Trust, TNTC (i) holds the Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian also may appoint agents to carry out such of the provisions of the Foreign Custody Agreement as the Custodian may from time to time direct.

     As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment as follows:
(i) $35,000 annually for the Fund, plus (ii) 9/100th of 1% annually of the Fund's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Fund by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of the Fund's average daily net assets and 1/100th of 1% of the Fund's average daily net assets in excess of $50 million.

     The Custodian's fees under the Foreign Custody Agreement are subject to reduction based on the Fund's daily-uninvested U.S. cash balances (if any).

     Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, and Foreign Custody Agreement will continue in effect with respect to the Fund until March 31, 2007, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Advisor, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.

     Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Fund to pursue its investment objective.

     In the Advisory Agreement, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

     BOARD CONSIDERATIONS REGARDING THE ADVISORY AGREEMENT. The Trustees oversee the management of the Trust, and review the investment performance and expenses of the Fund at regularly scheduled meetings held during the Fund's fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's Advisory Agreement with the Investment Adviser.

     The Advisory Agreement was initially approved by the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on February 16, 2006. Prior to this meeting, the Board of Trustees received written presentations provided by the Investment Adviser relating to the Trustees' consideration of the Advisory Agreement, and at that meeting, the Trustees also considered the Investment Adviser's oral presentation and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law.

     In considering whether to approve the Advisory Agreement, the Trustees examined various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund's foreign custodian, transfer agent and co-administrator. The Trustees considered the information presented with respect to Northern's experiences as a foreign custodian and its extensive foreign custody network, which would be used to custody the Fund's foreign assets. The Trustees also considered that many of the Fund's shareholders would have other client relationships with The Northern Trust Company. The Trustees believed that the Investment Adviser had allocated substantial resources and personnel, and had made significant financial commitments, to the investment management and other operations of the Fund, including substantial investment in technology, and systems development and support as well as acquisitions of additional, experienced investment management personnel, business continuity enhancements, and other capital expenditures. All of the enhancements were, in the view of the Trustees, likely to benefit the Fund and enable the Investment Adviser to provide quality services to the Fund. The Trustees also considered the proposed staffing for the Fund and the experience of the proposed Fund manager.

     The Trustees did not review the investment performance of the Fund with the Investment Adviser because the Fund did not have a performance record at the time of the initial approval.

     Other factors considered by the Trustees included the Fund's proposed contractual advisory fee rate; the Fund's projected total operating expense ratio; and Northern's voluntary expense reimbursements with respect to the Fund. In addition, the Trustees considered the fees to be paid by the Fund to the Investment Adviser for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Adviser was likely to pass benefits from its economies of scale to shareholders. In this regard, the Trustees considered the projected asset levels in the Fund during the first year of operation, the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser (which do not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to their clients.

     Information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund under the Advisory Agreement and the Fund's total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Adviser and other, unaffiliated investment management firms. Comparisons of the Fund's fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. These comparisons showed that the advisory fees to be paid by the Fund and projected expense ratio were below those of the peer group selected by the third-party data provider. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Fund. Information was also provided to the Board on the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Trust's Funds generally.

     After deliberation, the Trustees concluded that the fees to be paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund's projected asset levels, and that the Advisory Agreement should be approved.

PORTFOLIO MANAGER

     The portfolio manager for the Fund is James B. Francis.

I.   ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

     The following tables describe certain information with respect to accounts for which the portfolio manager has day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

     The table below discloses accounts within each type of category listed below for which James B. Francis was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2005.

                                                                        Number of
                                                                        Accounts
                                           Total                       Managed in     Total Assets in
                                         Number of                   which Advisory    which Advisory
                                          Accounts    Total Assets    Fee Based on      Fee Based on
     Type of Accounts                     Managed    (in Millions)     Performance      Performance
     ----------------                    ---------   -------------   --------------   ---------------
Northern Funds:                              1           $    0             0                $0
Northern Institutional Funds:                0           $    0             0                $0
Other Registered Investment Companies:       0           $    0             0                $0
Other Pooled Investment Vehicles:            1           $   75             0                $0
Other Accounts:                              2           $2,000             0                $0

MATERIAL CONFLICTS OF INTEREST. The Investment Adviser's portfolio managers are often responsible for managing one or more portfolios of the Trust, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

II.  PORTFOLIO MANAGER COMPENSATION STRUCTURE

     As of December 1, 2005, the compensation for the portfolio manager of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager's investment performance and contribution to his or her equity product strategy team. In addition, the portfolio manager's variable compensation award is based partly on the performance of the Fund. Performance is measured against the Fund's Prospectus benchmark for the prior one-year and three-year periods on a pre-tax basis. The variable incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

III. DISCLOSURE OF SECURITIES OWNERSHIP

     As of the date of this Additional Statement, no shares of the Fund were outstanding and the Fund's portfolio manager did not beneficially own any shares of the Fund.

PROXY VOTING

     The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

     Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

     A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of the Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

     Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

     Northern Trust may choose not to vote proxies in certain situations or for the Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

     A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling 800/595-9111.

     Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Adviser or by visiting the SEC's Web site.

CO-ADMINISTRATORS AND DISTRIBUTOR

     NTI and PFPC (the Co-Administrators"), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Fund under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The Co-Administrators also are entitled to additional fees for special legal services.

     Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2007, and thereafter for successive one-year terms with respect to the Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Fund (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator.

     The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), as agent, sells shares of the Fund on a continuous basis. NFD pays the cost of printing and distributing prospectus to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

     As stated in the Fund's Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by its customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

     The Fund's arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the

1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

     Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

     Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD PARTY FEES AND REQUIREMENTS

     As described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days.

AUTOMATIC INVESTING PLAN

     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

     In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

     Exchange requests received on a Business Day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed based on the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased based on the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Fund involved in the request are priced and will be processed on the next Business Day in the manner described above.

     The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time. The Trust reserves the right on 30 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

     Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

     Except as set forth above and in this Additional Statement, the Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectus, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund's shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

     NTI as the Fund's Investment Adviser and Co-Administrator intends to voluntarily reimburse a portion of the Fund's expenses and/or reduce its advisory and co-administrative fees from the Fund during the current fiscal year. The result of these voluntary reimbursements and fee reductions, which may be modified or terminated at any time at its option, will be to increase the performance of the Fund during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

     You may call 800/595-9111 to obtain performance information or visit northernfunds.com.

     The Fund calculates its total returns for each class of shares separately on an "annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     The Fund calculates its "average annual total return" for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1+T)(n) = ERV

     Where: P   = hypothetical initial payment of $1,000;
            T   = average annual total return;
            n   = period covered by the computation, expressed in terms of years; and
            ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The Fund may compute an "average annual total return-after taxes on distributions" for a class of shares by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P (1+T)(n) = ATV(D)

     Where: P      = a hypothetical initial payment of $1,000
            T      = average annual total return (after taxes on distributions)
            n      = number of years
            ATV(D) = ending value of a hypothetical $1,000
                     payment made at the beginning of the
                     1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     The Fund may compute an "average annual total return-after taxes on distributions and redemption" for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                              P (1+T)(n) = ATV(DR)

     Where: P       = a hypothetical initial payment of $1,000
            T       = average annual total return (after taxes on distributions and redemption)
            n       = number of years
            ATV(DR) = ending value of a hypothetical $1,000
                      payment made at the beginning of the
                      1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions).

The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

     The Fund may compute an "aggregate total return" for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

     Where: P   = hypothetical initial payment of $1,000;
            T   = average annual total return; and
            ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

GENERAL INFORMATION

     The Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper, Inc. or to the S&P 500 Index, the Consumer Price Index, the Dow Jones Industrial Average, or the MSCI Emerging Markets Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

     The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE

     Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuation in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. For instance, if a pricing error is discovered that impacts the Fund's net asset value, the corrected net asset value would be the "official closing net asset value" and the erroneous net asset value would be "a net asset value other than the Fund's official closing net asset value." Those transactions that were processed using the erroneous net asset value may then be reprocessed using the "official closing net asset value." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     The Investment Adviser is not required to calculate the net asset value of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                      TAXES

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

     The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1 of Subchapter M of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     In addition to the Distribution Requirement, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

     If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

     The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty-two existing series, which represent interests in the Trust's thirty-two respective portfolios.

     Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the net asset value of the Fund except where allocations of direct expenses can otherwise be fairly made.

     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. The Fund and other investment portfolios of the Trust entitled to vote on a matter will vote in the aggregate and not by portfolio, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular portfolio.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such adviser in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees:
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     The term "majority of the outstanding shares" of either Northern Funds or the Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or the Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or the Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or the Fund or portfolio.

                                OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

     "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

     "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following:

     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     -    "Positive" means that a rating may be raised.

     -    "Negative" means that a rating may be lowered.

     -    "Stable" means that a rating is not likely to change.

     -    "Developing" means a rating may be raised or lowered.

MOODY'S

     WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

     RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

     RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

     RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

     (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

     Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

     (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

     (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

     Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

     As stated in the Prospectus, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. INTEREST RATE FUTURES CONTRACTS.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

     Interest rate future contracts can also be used by the Fund for non-hedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. INDEX AND SECURITY FUTURES CONTRACTS

     A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures and security futures contracts may also be used by the Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

     The Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

     In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. OPTIONS ON FUTURES CONTRACTS

     The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS

     The Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Fund is operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.